Prospectus Supplement

                               Dated Aug. 1, 2005*

    American Express(R) Variable Portfolio Funds (Oct. 29, 2004) S-6466-99 X

Effective on Oct. 3, 2005:

The Principal Investment Strategies section for AXP Variable Portfolio - Equity Select Fund is revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy. The investment manager defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the range of the Russell MidCap(R) Growth Index (the Index). The market capitalization range of the companies included within the Index was $880 million to $14.2 billion as of June 30, 2005. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest company held within the Index.

In pursuit of the Fund's goal, the investment manager chooses equity investments by:

o  Identifying companies that it believes exhibit the following traits:

   o  effective management,

   o  financial strength,

   o  growth potential, and

   o  competitive market position.

o Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

o Considering market trends and identifying opportunities within multiple industries that offer a compelling risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o  The security is overvalued relative to alternative investments.

o The company has met the investment manager's earnings and/or growth expectations.

o  Political, economic, or other events could affect the company's performance.

o The company or the security continues to meet the other standards described above.

The rest of this section remains unchanged.

S-6466-64 A (8/05)

* Valid until next prospectus update.